Contact:	Dan Provaznik Director, Investor Relations 970-498-3849 Dan.Provaznik@woodward.com	NEWS RELEASE Woodward, Inc. 1081 Woodward Way Fort Collins, CO, 80524, USA

Woodward Reports Third Quarter Fiscal Year 2025 Results
Raises 2025 Sales and Earnings Guidance on Strong Year-to-Date Performance and Outlook

Fort Collins, Colo., July 28, 2025 — Today, Woodward, Inc. (NASDAQ:WWD) reported financial results for its third quarter of fiscal year 2025.

All amounts are presented on an as reported (U.S. GAAP) basis unless otherwise indicated. All per share amounts are presented on a fully diluted basis. All comparisons are made to the same period of the prior year unless otherwise stated. All references to years are references to the Company’s fiscal year unless otherwise stated.

Third Quarter Overview

	Third Quarter 2025	Year-to-Date 2025
Net Sales	$915M, 8%	$2.6B, 4%
Net Earnings	$108M, 6%	$304M, 5%
Adjusted Net Earnings[1]	-	$294M, 1%
Earnings Per Share (EPS)	$1.76, 8%	$4.96, 7%
Adjusted EPS[1]	-	$4.80, 2%
Cash from Operations	$126, -18%	$238, -20%
Free Cash Flow[1]	$99, -28%	$159, -29%

"We delivered strong results in the third quarter underpinned by robust demand across our end markets, coupled with disciplined execution by our global teams,” said Chip Blankenship, Chairman and Chief Executive Officer. “The Aerospace segment generated substantial sales growth and margin expansion, driven by smart defense and commercial services. This was partially offset by lower commercial OEM and defense services, although both achieved sequential improvement. Our Industrial business again delivered double-digit sales growth in oil and gas and marine transportation. This was offset by an expected decrease in China on-highway natural gas truck sales.

Based on our strong year-to-date performance and solid fourth quarter outlook, we are raising our full-year sales and earnings guidance. However, given the demands to support higher sales in a dynamic supply chain and production environment, we are lowering our full-year free cash flow guidance. We remain focused on growth, operational excellence, and innovation, which continue to position Woodward to deliver sustained long-term shareholder value.”

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Third Quarter and Fiscal Year 2025 Company Results

Total Company Results (Dollars in millions, except per share amounts)
	Three Months Ended June 30			Nine Months Ended June 30
	2025	2024	Year over Year	2025	2024	Year over Year
Income Statement
Total Sales	$915	$848	8.0%	$2,572	$2,470	4.1%
Net Earnings	108	102	6.2%	304	290	5.1%
Adjusted Net Earnings[1]	-	-	-	294	293	0.6%
EPS	$1.76	$1.63	8.0%	$4.96	$4.65	6.7%
Adjusted EPS[1]	-	-	-	$4.80	$4.70	2.1%
EBIT	137	132	4.1%	394	382	3.0%
Adjusted EBIT[1]	-	-	-	381	386	-1.4%
Effective Tax Rate	14.5%	16.4%	-190 bps	15.8%	17.8%	-200 bps
Adjusted Effective Tax Rate[1]	-	-	-	15.5%	17.8%	-230 bps

Cash Flow and Financial Position
Cash from Operating Activities	$126	$153	-18.0%	$238	$297	-20.0%
Capital Expenditures	27	16	67.0%	79	72	8.8%
Free Cash Flow	99	137	-27.8%	159	225	-29.2%

Dividends Paid	17	15	10.7%	48	43	10.9%
Share Repurchases	45	305	-	124	305	-
Total Debt	-	-	-	933	923	1.1%
EBITDA[1] Leverage	-	-	-	1.5x	1.5x	-

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Segment Results

Aerospace (Dollars in millions)
	Three Months Ended June 30			Nine Months Ended June 30
	2025	2024	Year over Year	2025	2024	Year over Year
Commercial OEM	$175	$190	-7.6%	$497	$545	-8.8%
Commercial Aftermarket	215	166	30.0%	581	467	24.4%
Defense OEM	150	97	55.7%	401	281	42.7%
Defense Aftermarket	55	66	-16.2%	173	183	-5.7%

Sales	596	518	15.2%	1,652	1,476	11.9%
Segment Earnings	126	102	23.5%	345	279	23.6%
Segment Margin %	21.1%	19.7%	140 bps	20.9%	18.9%	200 bps

The increase in Aerospace segment earnings in the third quarter was primarily a result of price realization and volume, partially offset by planned strategic investments in manufacturing capabilities to meet current and future growth, inflation, and unfavorable mix.

The increase in Aerospace segment earnings for the nine months ended June 30, 2025, was primarily a result of price realization and volume, partially offset by planned strategic investments in manufacturing capabilities to meet current and future growth, inflation, and unfavorable mix.

Industrial (Dollars in millions)
	Three Months Ended June 30			Nine Months Ended June 30
	2025	2024	Year over Year	2025	2024	Year over Year
Transportation	$144	$163	-12.0%	$402	$512	-21.4%
Power Generation	109	110	-0.2%	326	315	3.5%
Oil and Gas	66	57	16.1%	193	168	14.7%

Sales	319	330	-3.2%	920	994	-7.4%
Segment Earnings	48	60	-20.3%	134	192	-30.3%
Segment Margin %	14.9%	18.1%	-320 bps	14.5%	19.3%	-480 bps

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The decrease in Industrial segment earnings in the third quarter was primarily a result of lower China on-highway volume and inflation, partially offset by price realization.

The decrease in Industrial segment earnings in the nine months ended June 30, 2025, was primarily a result of lower China on-highway volume and unfavorable mix, partially offset by price realization.

Nonsegment (Dollars in millions)
	Three Months Ended June 30			Nine Months Ended June 30
	2025	2024	Year over Year	2025	2024	Year over Year
Nonsegment Expenses	$(36)	$(30)	21.8%	$(85)	$(89)	-4.2%
Adjusted Nonsegment Expenses	-	-	-	(98)	(85)	15.6%

Fiscal Year 2025 Guidance

Woodward, Inc. and Subsidiaries Revised Guidance (In millions, except per share amount and percentages)
	Prior FY25 Guidance	Revised FY25 Guidance
	April 28, 2025	July 28, 2025
Total Company
Sales	$3,375 - $3,500	$3,450 - $3,525
Adjusted Effective Tax Rate	~19%	~17%
Adjusted Free Cash Flow	$350 - $400	$315 - $350
Capital Expenditures	~$115	No change
Shares	~61.5	No change
Adjusted EPS	$5.95 - $6.25	$6.50 - $6.75

Segment Data
Aerospace
Sales Growth	Up 8% to 13%	Up 11% to 13%
Segment Earnings (% of Sales)	20% - 21%	21% - 21.5%
Industrial
Sales Growth	Down 7% to 9%	Down 5% to 7%
Segment Earnings (% of Sales)	13% - 14%	~14.5%

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Conference Call

Woodward will hold an investor conference call at 5:00 p.m. EST, July 28, 2025, to provide an overview of the financial performance for its fiscal year 2025 and third quarter ending June 30, 2025, business highlights, and guidance for fiscal 2025. You are invited to listen to the live webcast of our conference call, or a recording, and view or download accompanying presentation slides at our website, www.woodward.com2.

You may also listen to the call by dialing 1-800-715-9871 (domestic) or 1-646-307-1963 (international). Participants should call prior to the start time to allow for registration; the Conference ID is 4675940. The call and presentation will be available on the website by selecting “Investors/Events & Presentations” from the menu and will remain accessible on the company’s website for one year.

About Woodward, Inc.

Woodward is the global leader in the design, manufacture, and service of energy conversion and control solutions for the aerospace and industrial equipment markets. Our purpose is to design and deliver energy control solutions our partners count on to power a clean future. Our innovative fluid, combustion, electrical, propulsion and motion control systems perform in some of the world’s harshest environments. Woodward is a global company headquartered in Fort Collins, Colorado, USA. Visit our website at www.woodward.com.

Cautionary Statement

Information in this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, our focus on growth, operational excellence and innovation, including the outcome of such efforts on our long-term success and shareholder value; statements regarding our business, expectations and guidance for the fourth quarter and fiscal year 2025, our guidance for sales, segment sales growth as compared to the prior fiscal year, adjusted earnings per share, segment earnings margin, adjusted effective tax rate, free cash flow, capital expenditures, and diluted weighted average shares outstanding, as well as our assumptions and expectations regarding our guidance and the factors that may impact guidance, and anticipated trends in our business and markets. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements include, but are not limited to: (1) global economic uncertainty and instability, including a potential global or regional recession, inflation and the impact on customer demand and our costs and expenses; (2) changes in or uncertainty with respect to global trade and economic policy, including tariff levels and retaliatory measures; (3) risks related to constraints and disruptions in the global supply chain and labor markets; (4) Woodward’s long sales cycle; (5) risks related to Woodward’s concentration of revenue among a relatively small number of customers; (6) Woodward’s ability to implement and realize the intended effects of any restructuring efforts; (7) Woodward’s ability to successfully manage competitive factors including expenses and fluctuations in sales; (8) changes and consolidations in the aerospace market; (9) Woodward’s financial obligations including debt obligations and tax expenses and exposures; (10) risks related to Woodward’s U.S. government contracting activities including potential changes in government spending patterns; (11) Woodward’s ability to protect its intellectual property rights and avoid infringing the intellectual property rights of others; (12) changes in the estimates of fair value of reporting units or of long-lived assets; (13) environmental risks; (14) Woodward’s continued access to a stable workforce and favorable labor relations with its employees; (15) Woodward’s ability to manage various regulatory and legal matters; (16) risks from operating internationally; (17) cybersecurity and other technological risks; and other risk factors and risks described in Woodward's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, any subsequently filed Quarterly Report on Form 10-Q, as well as its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which we expect to file shortly, and other risks described in Woodward’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and Woodward assumes no obligation to update such statements, except as required by applicable law.

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Woodward, Inc. and Subsidiaries Condensed Consolidated Statements of Earnings (Unaudited – In thousands)
	Three Months Ended June 30		Nine Months Ended June 30
	2025	2024	2025	2024
Net sales	$915,446	$847,688	$2,571,800	$2,469,761
Costs and expenses:
Cost of goods sold	666,287	617,702	1,892,908	1,801,037
Selling, general, and administrative expenses	88,703	73,812	242,241	229,770
Research and development costs	41,088	38,728	108,525	105,987
Interest expense	11,234	11,516	35,464	34,482
Interest income	(838)	(1,728)	(3,236)	(4,494)
Other (income) expense, net	(17,864)	(14,438)	(65,755)	(49,461)
Total costs and expenses	788,610	725,592	2,210,147	2,117,321
Earnings before income taxes	126,836	122,096	361,653	352,440
Income taxes	18,388	20,021	57,165	62,765
Net earnings	$108,448	$102,075	$304,488	$289,675

Earnings per share amounts:
Basic earnings per share	$1.82	$1.69	$5.12	$4.80
Diluted earnings per share	$1.76	$1.63	$4.96	$4.65
Weighted average common shares outstanding:
Basic	59,680	60,425	59,442	60,290
Diluted	61,488	62,522	61,374	62,295

Cash dividends paid per share	$0.28	$0.25	$0.81	$0.72

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Woodward, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (Unaudited – In thousands)
	June 30, 2025	September 30, 2024
Assets
Current assets:
Cash and cash equivalents	$473,159	$282,270
Accounts receivable	829,581	770,066
Inventories	657,121	609,092
Income taxes receivable	35,883	22,016
Other current assets	65,413	60,167
Total current assets	2,061,157	1,743,611
Property, plant, and equipment, net	942,103	940,715
Goodwill	813,779	806,643
Intangible assets, net	435,057	440,419
Deferred income tax assets	85,714	84,392
Other assets	374,040	353,135
Total assets	$4,711,850	$4,368,915

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt	$353,000	$217,000
Current portion of long-term debt	76,020	85,719
Accounts payable	284,029	287,457
Income taxes payable	35,768	40,692
Accrued liabilities	261,381	292,642
Total current liabilities	1,010,198	923,510
Long-term debt, less current portion	503,851	569,751
Deferred income tax liabilities	127,744	121,858
Other liabilities	601,491	577,380
Total liabilities	2,243,284	2,192,499
Stockholders’ equity	2,468,566	2,176,416
Total liabilities and stockholders’ equity	$4,711,850	$4,368,915

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Woodward, Inc. and Subsidiaries Condensed Consolidated Statements of Cash Flows (Unaudited – In thousands)
	Nine Months Ended June 30
	2025	2024
Net cash provided by operating activities	$237,976	$297,329

Cash flows from investing activities:
Payments for purchase of property, plant, and equipment	(78,537)	(72,193)
Proceeds from sale of assets	41	84
Proceeds from business divestitures	48,043	900
Payments for short-term investments	-	(6,767)
Proceeds from sales of short-term investments	2,935	9,737
Net cash used in investing activities	(27,518)	(68,239)

Cash flows from financing activities:
Cash dividends paid	(48,195)	(43,457)
Proceeds from sales of treasury stock	96,064	90,142
Payments for repurchases of common stock	(124,276)	(304,811)
Borrowings on revolving lines of credit and short-term borrowings	1,957,900	2,258,600
Payments on revolving lines of credit and short-term borrowings	(1,821,900)	(1,983,800)
Payments of long-term debt and finance lease obligations	(85,719)	(75,644)
Net cash used in financing activities	(26,126)	(58,970)
Effect of exchange rate changes on cash and cash equivalents	6,557	765
Net change in cash and cash equivalents	190,889	170,885
Cash and cash equivalents at beginning of year	282,270	137,447
Cash and cash equivalents at end of period	$473,159	$308,332

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Woodward, Inc. and Subsidiaries Segment Net Sales and Net Earnings (Unaudited – In thousands)
	Three Months Ended June 30		Nine Months Ended June 30
	2025	2024	2025	2024
Segment net sales:
Aerospace	595,990	517,560	1,651,601	1,475,828
Industrial	319,456	330,128	920,199	993,933
Total consolidated net sales	$915,446	$847,688	$2,571,800	$2,469,761
Segment earnings*:
Aerospace	125,740	101,842	345,081	279,295
As a percent of segment net sales	21.1%	19.7%	20.9%	18.9%
Industrial	47,622	59,717	133,786	191,842
As a percent of segment net sales	14.9%	18.1%	14.5%	19.3%
Total segment earnings	$173,362	$161,559	$478,867	$471,137
Nonsegment expenses	(36,130)	(29,675)	(84,986)	(88,709)
EBIT	$137,232	$131,884	$393,881	$382,428
Interest expense, net	(10,396)	(9,788)	(32,228)	(29,988)
Consolidated earnings before income taxes	$126,836	$122,096	$361,653	$352,440
*This schedule reconciles segment earnings, which exclude certain costs, to consolidated earnings before taxes.

Payments for property, plant and equipment	$26,547	$15,892	$78,537	$72,193
Depreciation expense	$21,482	$20,661	$63,238	$61,494

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There were no adjustments to net earnings, earnings per share, adjusted effective tax rate, adjusted nonsegment, and adjusted income tax expense in the three months ended June 30, 2025 or the three months ended June 30, 2024.

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings to Adjusted Earnings[1] (Unaudited – In thousands, except per share amounts)
	Nine Months Ended June 30
	2025		2024
	Net Earnings	Earnings Per Share	Net Earnings	Earnings Per Share

Net Earnings (U.S. GAAP)	$304,488	$4.96	$289,675	$4.65
Non-U.S. GAAP Adjustments
Product rationalization[1]	(20,524)	(0.33)	-	-
Non-recurring gain related to a previous acquisition[1]	-	-	(4,803)	(0.08)
Business development activities[1]	7,310	0.12	5,902	0.09
Certain non-restructuring separation costs[2]	-	-	2,666	0.05
Tax Effect of Non-U.S. GAAP Net Earnings Adjustments	3,130	0.05	(729)	(0.01)
Total non-U.S. GAAP Adjustments	(10,084)	(0.16)	3,036	0.05
Adjusted Net Earnings (Non-U.S. GAAP)	$294,404	$4.80	$292,711	$4.70

1.
Presented in the line item "Other (income) expense, net" in Woodward's Condensed Consolidated Statement of Earnings.
2.
Presented in item "Selling, general and administrative" expenses in Woodward's Condensed Consolidated Statement of Earnings.

Woodward, Inc. and Subsidiaries Reconciliation of Income Tax Expense to Adjusted Income Tax Expense[1] (Unaudited – In thousands)
	Nine Months Ended June 30
	2025	2024
Income tax expense (U.S. GAAP)	$57,165	$62,765
Tax Effect of Non-U.S. GAAP Net Earnings Adjustments	(3,130)	729
Adjusted Income Tax Expense (Non-U.S. GAAP)	$54,035	$63,494
Adjusted Income Tax Rate (Non-U.S. GAAP)	15.5%	17.8%

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Woodward, Inc. and Subsidiaries Reconciliation of Net Earning to EBIT[1] (Unaudited – In thousands)
	Three Months Ended June 30
	2025	2024
Net Earnings (U.S. GAAP)	$108,448	$102,075
Income Tax Expense	18,388	20,021
Interest Expense	11,234	11,516
Interest Income	(838)	(1,728)
EBIT (Non-U.S. GAAP)	$137,232	$131,884

Woodward, Inc. and Subsidiaries Reconciliation of Net Earning to EBIT[1] and Adjusted EBIT[1] (Unaudited – In thousands)
	Nine Months Ended June 30
	2025	2024
Net Earnings (U.S. GAAP)	$304,488	$289,675
Income Tax Expense	57,165	62,765
Interest Expense	35,464	34,482
Interest Income	(3,236)	(4,494)
EBIT (Non-U.S. GAAP)	393,881	382,428
Total non-U.S. GAAP Adjustments	(13,214)	3,765
Adjusted EBIT (Non-U.S. GAAP)	$380,667	$386,193

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Woodward, Inc. and Subsidiaries Reconciliation of Net Earning to EBITDA[1] (Unaudited – In thousands)
	Three Months Ended June 30
	2025	2024
Net Earnings (U.S. GAAP)	$108,448	$102,075
Income Tax Expense	18,388	20,021
Interest Expense	11,234	11,516
Interest Income	(838)	(1,728)
Amortization of intangible assets	7,172	8,131
Depreciation Expense	21,482	20,661
EBITDA (Non-U.S. GAAP)	$165,886	$160,676

Woodward, Inc. and Subsidiaries Reconciliation of Net Earning to EBITDA[1] and Adjusted EBITDA[1] (Unaudited – In thousands)
	Nine Months Ended June 30
	2025	2024
Net Earnings (U.S. GAAP)	$304,488	$289,675
Income Tax Expense	57,165	62,765
Interest Expense	35,464	34,482
Interest Income	(3,236)	(4,494)
Amortization of Intangible Assets	20,858	25,348
Depreciation Expense	63,238	61,494
EBITDA (Non-U.S. GAAP)	477,977	469,270
Total non-U.S. GAAP Adjustments	(13,214)	3,765
Adjusted EBITDA (Non-U.S. GAAP)	$464,763	$473,035

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Woodward, Inc. and Subsidiaries Reconciliation of Non-Segment Expenses to Adjusted Non-Segment Expenses[1] (Unaudited – In thousands)
	Nine Months Ended June 30
	2025	2024
Non-Segment Expenses (U.S. GAAP)	$(84,986)	$(88,709)
Product rationalization	(20,524)	-
Non-recurring gain related to a previous acquisition	-	(4,803)
Business development activities	7,310	5,902
Certain non-restructuring separation costs	-	2,666
Adjusted Non-Segment Expenses (Non-U.S. GAAP)	$(98,200)	$(84,944)

Woodward, Inc. and Subsidiaries Reconciliation of Cash Flow from Operating Activities to Free Cash Flow[1] (Unaudited – In thousands)
	Nine Months Ended June 30
	2025	2024
Net cash provided by operating activities (U.S. GAAP)	$237,976	$297,329
Payments for property, plant, and equipment	(78,537)	(72,193)
Free cash flow (Non-U.S. GAAP)	$159,439	$225,136

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1Adjusted and Non-U.S. GAAP Financial Measures: Adjusted net earnings, adjusted earnings per share, adjusted EBIT, adjusted EBITDA, adjusted income tax expense, adjusted effective tax rate, and adjusted nonsegment expenses exclude, as applicable (i) product rationalization, (ii) a non-recurring gain related to a previous acquisition, (iii) costs related to business development activities, and (iv) certain non-restructuring separation costs. The product rationalization adjustment pertains to gains related to the elimination of certain product lines. The Company believes that these excluded items are short‐term in nature, not directly related to the ongoing operations of the business, and therefore, the exclusion of them illustrates more clearly how the underlying business of Woodward is performing. Guidance with respect to non-U.S. GAAP measures as provided in this release excludes, as applicable, (i) product rationalization, and (ii) business development activities.

EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), free cash flow, adjusted net earnings, adjusted earnings per share, adjusted EBIT, adjusted EBITDA, adjusted income tax expense, adjusted effective tax rate, and adjusted nonsegment expenses are financial measures not prepared and presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Management uses EBIT and adjusted EBIT to evaluate Woodward’s operating performance without the impacts of financing and tax related considerations. Management uses EBITDA and adjusted EBITDA in evaluating Woodward’s operating performance, making business decisions, including developing budgets, managing expenditures, forecasting future periods, and evaluating capital structure impacts of various strategic scenarios. Management also uses free cash flow, which is derived from net cash provided by or used in operating activities less payments for property, plant, and equipment in reviewing the financial performance of Woodward’s various business segments and evaluating cash generation levels. Securities analysts, investors, and others frequently use EBIT, EBITDA, and free cash flow in their evaluation of companies, particularly those with significant property, plant, and equipment, and intangible assets that are subject to amortization. The use of any of these non-U.S. GAAP financial measures is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with U.S. GAAP. Because adjusted net earnings, adjusted earnings per share, EBIT, EBITDA, adjusted EBIT, and adjusted EBITDA exclude certain financial information compared with net earnings, the most comparable U.S. GAAP financial measure, users of this financial information should consider the information that is excluded. Free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. Woodward’s calculations of EBIT, EBITDA, adjusted net earnings, adjusted earnings per share, adjusted EBIT, adjusted EBITDA, adjusted effective tax rate, adjusted nonsegment expenses, and free cash flow may differ from similarly titled measures used by other companies, limiting their usefulness as comparative measures.

2Website, Facebook, LinkedIn: Woodward has used, and intends to continue to use, its Investor Relations website, LinkedIn page, and Facebook page as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

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